Exhibit 99.2
Condensed Consolidated Financial Statements
(Unaudited)
EDDYFI HOLDING INC.
For the quarter ended March 31, 2026

EDDYFI HOLDING INC.
CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
Dollars in thousands
(Unaudited)

	Note	March 31, 2026
ASSETS
CURRENT ASSETS:
Cash		$14,980
Trade and other receivables	4	60,060
Contract assets		2,214
Income taxes receivable		979
Tax credits receivable		5,145
Inventories	5	55,246
Prepaid expenses		5,922
Total current assets		144,546

Tax credits receivable		3,664
Property and equipment	6	6,919
Right-of-use assets	7	32,126
Deferred tax asset		190
Intangible assets	8	183,414
Goodwill	9	345,103
Total assets		$715,962

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Trade and other payables	10	27,463
Income taxes payable		1,411
Current portion of deferred revenues		7,952
Current portion of long-term debt	11	20,206
Current portion of finance lease liabilities	12	2,491
Total current liabilities		59,523

Deferred revenues		3,509
Long-term debt	11	325,221
Finance lease liabilities	12	33,899
Contingent consideration payable	19	194
Other non-current liabilities		267
Deferred tax liabilities		34,130
Total liabilities		456,743

Shareholders' equity:
Share capital		241,489
Contributed surplus		6,249
Retained earnings		20,933
Accumulated other comprehensive loss		(9,452)
Total shareholders’ equity		259,219

Subsequent events (Note 21)
Total liabilities and shareholders’ equity		$715,962
The accompanying notes are an integral part of these unaudited condensed consolidated interim financial statements.
On behalf of the Board of Directors:

/s/ Lauren Galbraith
Lauren Galbraith, Director
See Notes to Unaudited Condensed Consolidated Interim Financial Statements.

EDDYFI HOLDING INC.
CONDENSED CONSOLIDATED STATEMENT OF LOSS AND OTHER COMPREHENSIVE LOSS
Dollars in thousands
(Unaudited)

	Note	March 31, 2026
Revenues		$57,133
Cost of sales		28,242
Gross profit		28,891
Operating expenses:	14
Selling and marketing		12,218
General and administrative		10,764
Research and development		1,418
Acquisition, integration and restructuring costs	16	537
Profit from operating activities		3,954

Net finance costs	15	9,737

Loss before income taxes		(5,783)

Income taxes (recovered)		(1,632)

Net loss		(4,151)

Other comprehensive loss, net of tax
Item that may be reclassified subsequently to net income
Foreign currency translation adjustment		(528)
Total comprehensive loss		$(4,679)
See Notes to Unaudited Condensed Consolidated Interim Financial Statements.

EDDYFI HOLDING INC
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY
Dollars in thousands
(Unaudited)

	Share Capital	Contributed Surplus	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Total

Balance at December 31, 2025	$241,489	$6,249	$25,084	$(8,924)	$263,898
Net loss			(4,151)		(4,151)
Other comprehensive loss				(528)	(528)
Balance at March 31, 2026	$241,489	$6,249	$20,933	$(9,452)	$259,219
See Notes to Unaudited Condensed Consolidated Interim Financial Statements.

EDDYFI HOLDING INC
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Note	March 31, 2026
Cash provided by (used in):
Operating activities:
Net loss:		$(4,151)
Adjustments for:
Depreciation of property and equipment	6	636
Depreciation of right-of-use assets	7	962
Amortization of intangible assets	8	8,239
Income taxes (recovered)		(1,632)
Net finance costs	15	9,737
Net change in non-cash working capital items	17	990
Non-current tax credits receivable		(274)
Other non-current liabilities		10
Non-current deferred revenues		(1,597)
Income taxes paid		(33,955)
		(21,035)
Investing activities:
Payment of contingent consideration	19	(2,958)
Acquisition of property and equipment	6	(851)
Acquisition of intangible assets	7	(3,126)
		(6,935)
Financing activities:
Proceeds from long-term debt	11	37,000
Finance costs paid		(12,157)
Repayment of long-term debt	11	(500)
Payment of lease liabilities		(492)
		23,851
Effect of movements in exchange rates on cash		(143)
Net change in cash		(4,262)
Cash, net of bank overdraft, beginning of year		19,242
Cash, end of period		$14,980
See Notes to Unaudited Condensed Consolidated Interim Financial Statements.

EDDYFI HOLDING INC.
NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
(Unaudited)
1. Reporting Entity
Eddyfi Holding Inc. (the “Company”) was incorporated under the laws of the Province of Québec on May 23, 2025. The
Company’s head office is located at 3425 Pierre Ardouin Street,  Québec,  Québec, Canada.
The Company is an industrial technology group providing advanced diagnostic  technologies to ensure the health of infrastructure and critical asset. The principal  geographic markets for the Company’s products are North America, Europe,
Latin  America and Asia.
2. Basis of Preparation
(a) Statement of compliance:
These unaudited condensed consolidated interim financial statements have been prepared in accordance with IAS 34 -
Interim Financial Reporting, except for the fact that the unaudited condensed consolidated interim financial statements do not include comparative figures. This constitutes a departure from International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board. The unaudited condensed consolidated interim financial statements do not include all of the information required in annual financial statements in accordance with IFRS and should be read in conjunction with the annual audited consolidated financial statements for the year ended December 31, 2025.
The unaudited condensed consolidated interim financial statements were authorized for issue by the Board of Directors of the Company on August 5, 2026.
(b) Basis of measurement:
The unaudited condensed consolidated interim financial statements have been prepared on the historical cost basis, except for the following:
–Contingent consideration payable that is measured at fair value;
–Share-based compensation transactions which are measured pursuant to IFRS 2, Share-based Payment
(c) Functional currency:
These unaudited condensed consolidated interim financial statements are presented in US dollars, which is the functional currency of the parent company. All financial information is presented in US dollars and has been rounded to the nearest thousand, unless otherwise indicated.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
3. Material accounting policies
These unaudited condensed consolidated interim financial statements should be read in conjunction with the Group’s 2025 annual audited financial statements. The significant accounting policies applied by the Company in these unaudited condensed consolidated interim financial statements are the same as those applied by the Company in its Consolidated Financial
Statements as at and for the year ended December 31, 2025.
New Accounting Standards Adopted
Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7):
These amendments are effective for annual periods beginning January 1, 2026. The adoption of these standards did not have an impact on the Company’s unaudited condensed consolidated interim financial statements for the period ended March
31, 2026. As a result, there were no adjustments to the opening balances of assets, liabilities, or equity as at the date of initial application.
New Accounting Standards and Interpretations Issued But Not Yet Adopted:
At the date of authorization of these unaudited condensed consolidated interim financial statements, certain new standards, amendments and interpretations, and improvements to existing standards have been published by the IASB but are not yet effective and have not been adopted early by the Company. Management anticipates that all the relevant pronouncements will be adopted in the first reporting period following the date of application. Information on new standards, amendments and interpretations, and improvements to existing standards, which could potentially impact the Company’s unaudited condensed consolidated interim financial statements, are detailed as follows:
(a) IFRS 18 Presentation and Disclosure in Financial Statements:
IFRS 18 will replace IAS 1 Presentation of Financial Statements and will apply for annual reporting periods beginning on or after January 1, 2027. The new standard introduces the following key new requirements:
•Entities are required to classify all income and expenses into five categories in the statement of profit or loss, namely the operating, investing, financing, discontinued operations, and income tax categories. Entities are also required to present a newly defined operating profit subtotal. Entities’ net profit will not change.
•Management-defined performance measures (MPMs) are disclosed in a single note in the financial statements.
•Enhanced guidance is provided on how to group information in the financial statements.
In addition, all entities presenting operating cash flows using the indirect method will be required to use operating profit as the starting point for the statement of cash flows.
The Company is still in the process of assessing the impact of the new standard.
(b) Lack of Exchangeability (Amendments to IAS21):
The amended standard is not expected to have a significant impact on the Company’s unaudited condensed consolidated interim financial statements.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
4. Trade and other receivables

March 31, 2026
Trade accounts receivable	$52,848
Sales taxes recoverable	1,617
Other receivables	13
Trade receivables with companies under control of a shareholder of the Company having	5,582
significant influence over the Company
$60,060
5. Inventories

March 31, 2026
Raw materials	$41,303
Work in process	2,168
Finished goods	11,775
$55,246
The amount of inventories included in cost of sales is $10,710 for the quarter ended March 31, 2026. Write-downs to net realizable value due to slow moving inventories amounted to $347. These were recognized as an expense during the period within cost of sales.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
6. Property, Plant & Equipment

	March 31, 2026
	Office equipment	Tooling and production equipment	Demonstration equipment	Leasehold improvements	Total
Cost:
Balance as at December 31, 2025	$7,343	$7,981	$5,808	$2,095	$23,227
Additions	509	207	97	38	851
Disposals	7	15	(29)	—	(7)
Effect of foreign exchange differences	(26)	(6)	(58)	(15)	(105)
Balance as at March 31, 2026	$7,833	$8,197	$5,818	$2,118	$23,966

Accumulated depreciation:
Balance as at December 31, 2025	$5,427	$5,020	$5,060	$1,016	$16,523
Depreciation expense	208	294	85	49	636
Effect of foreign exchange differences	(15)	(39)	(52)	(6)	(112)
Balance as at March 31, 2026	$5,620	$5,275	$5,093	$1,059	$17,047

Carrying amounts
Balance as at December 31, 2025	$1,916	$2,961	$748	$1,079	$6,704
Balance as at March 31, 2026	$2,213	$2,922	$725	$1,059	$6,919

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
7. Right-of-use assets

	Buildings	Vehicles	Total
Balance as at December 31, 2025	$32,949	$195	$33,144
Depreciation expense	(934)	(28)	(962)
Effect of foreign exchange differences	(53)	(3)	(56)
Balance as at March 31, 2026	$31,962	$164	$32,126

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
8. Intangible Assets

	March 31, 2026
	Technologies	Client relationships	Finite-lived trade names	Non-compete agreements	Development costs	Software and website	Total
Cost:
Balance as at December 31, 2025	$99,855	$134,686	$14,299	$2,695	$55,456	$10,253	$317,244
Additions	—	—	—	—	3,046	80	3,126
Effect of foreign exchange differences	(907)	(795)	(152)	(35)	(474)	(12)	(2,375)
Balance as at March 31, 2026	$98,948	$133,891	$14,147	$2,660	$58,028	$10,321	$317,995

Accumulated amortization:
Balance as at December 31, 2025	$43,201	$53,932	$6,284	$1,873	$14,352	$7,927	$127,569
Amortization expense	2,821	3,387	392	111	1,174	354	8,239
Effect of foreign exchange differences	(537)	(382)	(75)	(26)	(202)	(5)	(1,227)
Balance as at March 31, 2026	$45,485	$56,937	$6,601	$1,958	$15,324	$8,276	$134,581

Carrying amounts
Balance as at December 31, 2025	$56,654	$80,754	$8,015	$822	$41,104	$2,326	$189,675
Balance as at March 31, 2026	$53,463	$76,954	$7,546	$702	$42,704	$2,045	$183,414

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
9. Goodwill

March 31, 2026
Balance, beginning of year	$346,345
Effect of foreign exchange differences	(1,242)
Carrying amount	$345,103
10. Trade and other payables

March 31, 2026
Trade accounts payable	$9,317
Government remittances	811
Accrued interest	554
Salaries payable	10,988
Accrued liabilities	3,545
Trade payables - companies under control of a shareholder of the Company having significant influence	2,248
over the Company
$27,463
11. Long-Term Debt

March 31, 2026
Term loan (i)	$177,872
Revolving credit facility (ii)	147,000
Other	349
325,221

Current portion of long-term debt	20,206
$345,427
(i) Term loan facility of $200,000, net of transaction costs of $922, bearing interest at the borrower’s option at either the
SOFR rate plus a margin determined based on the Company’s debt leverage ratio, or the U.S. base rate plus a margin determined based on the debt leverage ratio, and maturing on June 4, 2027. The term loan facility was available by way of a single draw and is not re-borrowable. Principal is repayable in quarterly installments equal to 0.25% of the original principal for the first four full quarters starting June 4, 2025 and 0.625% of the original principal thereafter, with the remaining balance payable at maturity.
For SOFR-based borrowings, a credit interest spread applies of 0.10% for a selected one-month interest period, 0.15% for a selected three-month interest period and 0.25% for a selected six-month interest period. As at March 31, 2026, the term loan bear interest at adjusted term SOFR plus the applicable margin determined in accordance with the leverage-based pricing grid.
(ii) Revolving credit facility of $200,000, maturing on June 4, 2027. The revolving credit facility is available through advances (i) in Canadian dollars, by way of prime rate loans, term CORRA loans, daily compounded CORRA loans and letters of credit; (ii) in U.S. dollars, by way of U.S. base  rate loans, SOFR loans and letters of credit; and (iii) in other currencies, by way of letters of credit, at the discretion of the issuing lender.
The revolving credit facility bears interest, as appropriate and depending on the currency, at (i) the Canadian dollar prime rate or U.S. base rate, plus a margin determined based on the Company’s debt leverage ratio, or (ii) the SOFR or CORRA rate, plus a margin determined based on the debt leverage ratio. In addition, a quarterly stand-by fee is payable on the undrawn portion of the revolving credit facility at an annual rate determined based on the Company’s debt leverage ratio. The revolving credit facility also permits the issuance of letters of credit, subject to customary conditions.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
Both the term loan facility and the revolving credit facility are secured by a first-ranking lien on all of the Company’s present and future assets.
Principal repayments required on all long-term debt for the next two years are due as follows:

2026	$20,206
2027	326,143
$346,349
As at March 31, 2026, an amount of $1,163 of letters of credit is outstanding under the revolving credit facility. For each day during which the letters of credit are outstanding, a fee is payable to the lenders at an annual rate ranging from 2.00% to
4.75%, depending on the debt leverage ratio.
Under the term loan and revolving credit facility agreement, the Company has committed to comply with certain financial conditions and ratios on a consolidated basis. As at March 31, 2026, the Company was in compliance with these covenants.
The reconciliation of movements of long-term debt to cash flows arising from financing activities is as follows:

March 31, 2026
Balance as at December 31, 2025	$308,749
Cash provided by (used in) financing activities:
Proceeds from revolving credit facility	37,000
Repayment of term loan	(500)
$345,249
Non-cash changes:
Accretion of interest	184
Effect of foreign exchange difference	(6)
Balance as at March 31, 2026	$345,427
12. Finance Lease Liabilities
The Company entered into lease arrangements for the use of office space and vehicles. The incremental borrowing rates used to discount the leases vary between 1.59% and 9.51%.

March 31, 2026

Balance at December 31, 2025	$37,287
Payment of lease liabilities	(1,201)
Interest expense on lease liabilities	709
Effect of foreign exchange differences	(405)
Balance at March 31, 2026	36,390

Current portion of finance lease liabilities	2,491
Non-current portion of finance lease liabilities	$33,899

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
The amounts recognized in loss from operations are as follows:

March 31, 2026
Depreciation of right-of-use assets	$962
Interest of lease liabilities	709
$1,671
The cash outflow for leases recognized in the unaudited condensed consolidated statement of cash flows is as follows:

March 31, 2026
Operating activity:
Cash outflow for interest portion of lease liabilities, included within net finance cost	$(709)

Financing activity:
Cash outflow for capital portion of lease liabilities	(492)

Total cash outflow related to leases	$(1,201)
13. Revenues

March 31, 2026
Sale of inspection devices	$45,415
Access to the Company’s software	2,948
Service and hardware maintenance plans	6,250
Consulting engineering services	1,086
Sales of customized inspection devices	1,367
Other revenues	67
Total revenues	$57,133

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
14. Expenses by nature

March 31, 2026
Employee benefits	$22,195
Depreciation of property and equipment	636
Depreciation of right-of-use assets	962
Amortization of intangible assets	8,239
Purchase of supplies	12,180
Professional fees	1,937
Subcontracting	380
Travel expenses	1,238
Office expenses	1,382
Software and license	2,255
Government grants	(328)
Other	1,566
Total cost of sales, selling and marketing, general and administrative, and research and development expenses	$52,642
Other government grants are allocated as follows in the unaudited condensed consolidated interim statement of loss and other comprehensive income:

March 31, 2026
Selling and marketing expenses	(6)
Research and development expenses	334
$328
For the period ended March 31, 2026, investment tax credits amounted to $645. These were recognized as a reduction of expense within research and development expenses during the period.
15. Net finance costs

March 31, 2026
Interest on long-term debt	$6,315
Interest on lease liabilities	709
Foreign exchange loss	1,603
Other	1,110
Net finance costs	$9,737
16. Acquisition, integration and restructuring costs
Business acquisition costs include transaction costs, primarily legal fees, and success fees related to the acquisition and other professional fees, for realized business combinations, as well as integration costs which include systems implementation expense related to acquired companies. Separation costs include legal and other professional fees incurred to separate business assets, structure the acquisition, and transfer ownership. Financing costs include legal and other professional fees incurred on inconclusive financing activities. These costs were expensed as incurred in profit or loss.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)

March 31, 2026
Business acquisition and integration costs	$8
Separation costs	131
Financing costs	398
Total acquisition, integration and restructuring costs	$537
17. Additional information to the unaudited condensed consolidated interim statement of cash flows
Net change in non-cash working capital items is detailed as follows:

March 31, 2026
Trade and other receivables	$6,642
Contract assets	481
Tax credits receivable	(29)
Inventories	(2,037)
Prepaid expenses	(818)
Trade and other payables	(4,323)
Deferred revenues	1,074
$990
18. Capital management
The Company’s objective in managing capital is to ensure sufficient liquidity to develop its technologies and commercialize its products, finance its research and development activities, general and administrative expenses, expenses associated with intellectual property protection, its overall capital expenditures and those related to its debt reimbursement. The
Company is not exposed to external requirements by regulatory agencies regarding its capital.
Since its inception, the Company has financed its liquidity needs primarily through issuance of shares and long-term debt.
The Company optimizes its liquidity needs by non-dilutive sources whenever possible, including research tax credits and government grants.
The capital management objectives have not changed for the reporting period. The Company defines capital to include shareholders’ equity as well as certain financial liabilities, comprised of long-term debt.
The Company has a cash and investment management policy, the purpose of which is to provide guidance on investing excess cash balances, establishing investment goals and objectives, providing guidance and limitations to investment activities and defining and assigning responsibilities.
Currently, the Company’s general policy on dividends is to retain funds to repay its debt and to finance the Company’s growth.
19. Determination of fair values:
Certain of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes. In establishing fair value, the Company uses a fair value hierarchy based on levels as defined below:
•Level 1: defined as observable inputs such as quoted prices in active markets.
•Level 2: defined as inputs other than quoted prices in active markets that are either directly or indirectly observable.

EDDYFI HOLDING INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
•Level 3: defined as inputs that are based on little or no observable market data, therefore requiring entities to develop their own assumptions.
The Company has determined that the carrying values of its short-term financial assets and liabilities approximate their fair value given the short-term nature of these instruments.
The financial instrument of the Company that is measured at fair value on a recurring basis subsequent to initial recognition is the contingent consideration payable related to business combinations. The fair value of the contingent consideration payable related to business combinations is estimated based on a valuation model for contingent considerations that considers the present value of expected payments, discounted using a risk-adjusted discount rate. The expected payment is determined by considering various scenarios of achievement of pre-established performance threshold, the amount to be paid under each scenario and the probability of each scenario (level 3).
The following table shows a reconciliation from the opening to the closing balances for contingent consideration payable measured at fair value using level 3 inputs:

March 31, 2026

Balance as at December 31, 2025	$(3,133)

Payment contingent consideration	2,958
Foreign exchange gain	(18)

Balance as at March 31, 2026	$(194)
20. Related party transactions
Key management personnel compensation
Key management personnel include members of the Board of Directors and senior management. Their aggregate compensation is set out below:

March 31, 2026
Employee Benefits	$252

Total	$252
An entity controlled by a shareholder with significant influence over the Company leases the head office premises in
Québec City to the Company. The lease expires on July 31, 2038, with an option of renewal for an additional five-year period.
During the first quarter, the lease payment under the lease agreement and the lease liability amount to $581 and $24,392 respectively.
21. Subsequent events
On February 1, 2026, the shareholders of the Company entered into a definitive share purchase agreement for the sale of
100% of the outstanding shares of the Company for total consideration of approximately $1,450,000, subject to customary closing adjustments. The transaction was subject to customary closing conditions, including regulatory approvals, and was completed on June 1, 2026. As a result of the agreement, the Company became a wholly-owned subsidiary of ESAB.
On June 1, 2026, the Company proceeded to the termination of all its long-term debt for an amount of $356.1 million. The arrangement-related disbursements, consisting of the amount paid to redeem all outstanding stock options and professional fees, amounted to $38.6 million and $5.3 million, respectively.